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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                            ----------------
                                FORM 8-K
                            ----------------


                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date  of Report (Date of earliest event reported)  SEPTEMBER  11, 1995


                       OGLETHORPE POWER CORPORATION
      (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION)

          (Exact name of Registrant as specified in its charter)


           GEORGIA                   33-7591                 58-1211925
  (State or other jurisdiction     (Commission             (I.R.S. Employer
  of incorporation)                File No.)               Identification No.)


POST OFFICE BOX 1349, 2100 EAST EXCHANGE PLACE
               TUCKER, GEORGIA                                 30085-1349
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code            (770) 270-7600


                      EXHIBIT INDEX LOCATED ON PAGE 6
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                       OGLETHORPE POWER CORPORATION

                            INDEX TO FORM 8-K


                                                                     Page No.
                                                                     --------
   Item 4. Changes in Registrant's Certifying Accountant                3

   Item 7. Financial Statements, Pro Forma Financial Information
           and Exhibits                                                 4

   SIGNATURES                                                           5

   EXHIBIT INDEX                                                        6


                                     2


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Previous Independent Accountants

             (i) On September 11, 1995, Oglethorpe Power Corporation
                 ("Oglethorpe") dismissed Arthur Andersen LLP as its independent accountants.

            (ii) The reports of Arthur Andersen LLP on the financial
                 statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           (iii) The Registrant's Finance Committee and Board of Directors participated in and approved the decision to change independent accountants.

            (iv) In connection with its audits for the two most recent fiscal years and through September 11, 1995, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

             (v) During the two most recent fiscal years and through
                 September 11, 1995, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 11, 1995, is filed as
                 Exhibit 16 to this Form 8-K.

         (b) New Independent Accountants

             (i) The Registrant engaged Coopers & Lybrand L.L.P. as its new independent accountants as of September 11, 1995. During the two most recent fiscal years and through September 11, 1995, the Registrant has not consulted with Coopers & Lybrand L.L.P. regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (2) the subject matter of a disagreement or a reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v)).


                                     3

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not applicable.


         (b) Pro Forma Financial Information.

             Not applicable.


         (c) Exhibits.

             16   Letter from Arthur Andersen LLP regarding Item 4(a)(vi).


                                     4

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OGLETHORPE POWER CORPORATION
                                   (An Electric Membership Generation &
                                   Transmission Corporation)

                                                  Registrant


Date: September 14, 1995        By: /s/ T. D. Kilgore
                                    ------------------------------------------
                                        T. D. Kilgore
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)


                                     5

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                                EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                  ----------------------                  --------

   16           Letter from Arthur Andersen LLP regarding
                Item 4(a)(vi)                                             7


                                     6